CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

October 4, 2018

Fellow Partner:

Our Fund earned $8.43 per share of net investment income in the nine months ended September 30, 2018, compared to $7.88 per share in the same period of 2017.

After providing for the September 28, 2018 distribution, the net asset value per partnership share on September 30, 2018 was $703.64. The net asset value on June 30, 2018, our last report date, was $662.63.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

(Unaudited)

INVESTMENT ADVISER’S REPORT

Portfolio Review	Third Quarter 2018

Summary

Continued economic strength pushed U.S. stocks even higher in the third quarter of 2018, as the U.S. stock market was up 7.7% as measured by the S&P 500® Index. U.S. consumer confidence reached its highest level since 2000, as wage growth and retail sales growth remained strong and initial jobless claims fell to the lowest level since 1969. Corporate earnings growth rates and profit margins remain high, although profit margins have declined slightly from peak levels. In the third quarter, investors continued to favor growth areas of the market over value areas, as the S&P 500® Growth Index outpaced the S&P 500® Value index, returning 9.3% versus 5.9%. While the strength in the economy and stock market persisted throughout the third quarter, increasing global trade conflict was a cause for concern among investors. Investors also experienced a flattening of the yield curve as the U.S. Federal Reserve continued its path of rate rises, although the curve remains positively sloped and U.S. credit and financial conditions have yet to tighten measurably.

Performance Attribution

The Fund underperformed its benchmark index, the S&P 500® Index, during the third quarter, gross of fees. In sector terms, the largest detractor from performance was financials, where bank and capital market holdings had the most negative impact. Information technology (IT) was a second source of weakness, with a semiconductor and a semiconductor equipment holding weighing on results. Additionally, within the sector, an underweight to hardware, storage and peripherals hindered performance. At the stock level, the Wells Fargo & Company holding was the largest individual detractor, followed by positions in Intel Corp. and Moody’s Corp. Conversely, the largest contributors to performance were industrials and real estate. An overweight to road and rail added value in industrials, while a lack of exposure to equity real estate investment trusts proved beneficial in real estate. Zero exposure to utilities also aided results. The largest individual contributors included holdings Union Pacific Corp. and Abbott Laboratories and no exposure to Facebook, Inc. also added value.

Outlook

Looking forward, we maintain a constructive view for U.S. equities and a positive outlook for the Fund. Our view rests on our expectation for a combination of moderate but sustained growth for the domestic economy, low interest rates and low and stable inflation. Moreover, we believe robust corporate earnings look set to continue throughout the year and are experiencing an added boost from the December 2017 tax legislation. We remain cautiously optimistic given the benign economic environment and the relatively positive fundamental backdrop of most companies. We believe that this, coupled with an expected resurgence in business, consumer and investor optimism, should allow for stocks to move higher again this year, notwithstanding the recent spate of volatility. While we are surprised by the lag in wage increases, management teams appear to remain focused on investing in cloud-based solutions and in automation, which may act as tailwinds to operating margins. However, we see that structural risks have increased as a result of changes in U.S. trade policy and other geo-political actions.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

(Unaudited)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review (concluded)

The Fund’s overall sector weightings shifted in the third quarter. Exposure to health care and industrials increased, while financials and energy decreased. The Fund remains well diversified, with the largest sector overweight relative to the S&P 500® Index in financials, followed by industrials and materials. The largest sector underweight relative to the benchmark was IT, followed by health care and utilities.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results. Please call (800) 852-4750 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of September 30, 2018

(Unaudited)

	Chestnut Street Exchange Fund		S&P 500® Index		DJIATM Index
3rd Quarter 2018	6.60%		7.71%		9.63%
1 Year	13.29%		17.91%		20.76%
3 Years*	14.12%		17.31%		20.49%
5 Years*	11.12%		13.95%		14.57%
10 Years*	9.79%		11.97%		12.22%
Annualized*	11.06%	(1)	11.38%	(1)	11.65%	(1)
Cumulative	7,880.83%	(1)	8,883.00%	(1)	9,852.53%	(1)

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return
(1)	Fund Inception 12/29/76

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

September 30, 2018

(Unaudited)

	Shares	Value
COMMON STOCKS—98.6%
BASICS—8.3%
Air Products & Chemicals, Inc.	62,114	$10,376,144
Cabot Corp.	73,848	4,631,747
Versum Materials, Inc.	31,057	1,118,363

		16,126,254

CAPITAL EQUIPMENT—4.7%
Emerson Electric Co.	106,453	8,152,171
General Electric Co.	92,425	1,043,478

		9,195,649

CONSUMER CYCLICALS—13.9%
3M Co.	23,636	4,980,342
CBS Corp.,—Class B	51,548	2,961,433
Comcast Corp.,—Class A	256,988	9,099,945
Walt Disney Co. (The)	85,102	9,951,828

		26,993,548

ENERGY—4.9%
Exxon Mobil Corp.	62,101	5,279,827
Schlumberger, Ltd.	70,818	4,314,233

		9,594,060

FINANCIAL—21.9%
Bank of America Corp.	48,170	1,419,088
JPMorgan Chase & Co.	111,618	12,594,975
Moody’s Corp.	70,949	11,862,673
Wells Fargo & Co.	315,123	16,562,865

		42,439,601

HEALTH CARE—12.2%
Abbott Laboratories	112,356	8,242,436
Alexion Pharmaceuticals, Inc.*	15,446	2,147,148
Johnson & Johnson	57,829	7,990,233
Merck & Co., Inc.	73,978	5,247,999

		23,627,816

	Shares	Value
RETAIL—3.0%
Home Depot, Inc.	20,117	$4,167,237
Walmart, Inc.	18,345	1,722,779

		5,890,016

STAPLES—3.6%
Altria Group, Inc.	15,436	930,945
Kraft Heinz Co. (The)	3,607	198,782
Mondelez International, Inc.,—Class A	10,720	460,531
PepsiCo, Inc.	37,423	4,183,891
Philip Morris International, Inc.	15,436	1,258,651

		7,032,800

TECHNOLOGY—17.7%
Alphabet Inc.,—Class A*	2,601	3,139,615
Apple, Inc.	16,404	3,703,039
Check Point Software Technologies Ltd.*	38,990	4,587,953
Cisco Systems, Inc.	24,194	1,177,038
Intel Corp.	286,480	13,547,639
Microsoft Corp.	43,766	5,005,516
Oracle Corp.	60,814	3,135,570

		34,296,370

TRANSPORTATION—8.4%
Union Pacific Corp.	100,402	16,348,458

Total Common Stocks (Cost: $24,148,607)		191,544,572

*	Non-Income Producing

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

September 30, 2018

(Unaudited)

		Value
TOTAL INVESTMENT IN SECURITIES
(Cost 24,148,607) **	98.6%	$191,544,572
Other assets in excess of liabilities	1.9%	3,670,995
Other liabilities	(0.5)%	(909,170)

NET ASSETS
(Applicable to 276,145 partnership shares outstanding)	100.0%	$194,306,397

Net Asset Value Per Share		$703.64

Net assets applicable to shares owned by:
Limited partners
(276,052 shares)		$194,241,110
Managing general partners (93 shares)		65,287

Total net assets		$194,306,397

**	At September 30, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$22,629,925

Gross unrealized appreciation	168,914,647
Gross unrealized depreciation	—

Net unrealized appreciation	$168,914,647

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS

September 30, 2018

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

September 30, 2018

For the period ended September 30, 2018, there were no transfers between Levels 1, 2 and 3 for the Fund.

The following is a summary of inputs used, as of September 30, 2018, in valuing the Fund’s investments carried at value:

	Total Value at September 30, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$191,544,572	$191,544,572	$—	$—

*	See details of industry breakout in the Schedule of Investments.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

[INTENTIONALLY LEFT BLANK]

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

ADMINISTRATOR

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive,

Westborough, MA 01581

(800) 852-4750

Third Quarter Report

September 30, 2018

(Unaudited)

Chestnut Street Exchange Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750